Securian Funds Trust

Supplement dated February 6, 2015 to the Statement of Additional Information dated May 1, 2014

The chart which appears on page 67 of the Statement of Additional Information, under the caption “Information Regarding Portfolio Managers — Franklin,” is replaced in its entirety by the following:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed (x $1 million) (1)
Michael J. Hasenstab	18	93,083.3	43	104,908.4	16	4,866.8
Christine Zhu	1	10.0	1	10.0	0	0.0

(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

The chart which appears on page 69 of the Statement of Additional Information, under the caption “Information Regarding Portfolio Managers – WRIMCO,” is replaced in its entirety by the following:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Daniel P. Becker*	5	$6,395,508,050	8	$1,265,674,493	23	$1,769,191,075
Phillip J. Sanders*	5	$6,395,508,050	8	$1,265,674,493	23	$1,769,191,075
Gill C. Scott**	2	$305,797,977	2	$141,199,502	9	$283,589,182

*	Portfolio manager for SFT Ivy® Growth Fund
**	Portfolio manager for SFT Ivy® Small Cap Growth Fund